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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  January 20, 2000


                                ATMEL CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                   0-19032                  77-0051991
  ------------------------    ------------------------     -------------------
  (State of Incorporation)    (Commission File Number)       (IRS Employer
                                                            Identification No.)


                2325 Orchard Parkway, San Jose, California             95131
                ------------------------------------------          ----------
                  (Address of principal executive offices)          (Zip Code)


Registrant's telephone number including area code:  (408) 441-0311


                                 Not applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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        ITEM 5.  OTHER EVENTS

        Atmel Corporation, issued a press release dated January 20, 2000 (the "Press Release") announcing the Company's results for the three months and the year ended December 31, 1999.

        The Press Release is attached to Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

        Any statements contained in the Press Release that are not historical facts are forward-looking statements. In particular, statements using the words "will," "plans," "expects," "believes," "anticipates," or like terms are by their nature predictions based upon current plans, expectations, estimates, and assumptions. These statements are subject to a number of risks and uncertainties that could significantly affect outcomes, which may differ materially from the expectations, estimates, or assumptions expressed in or implied by any such forward-looking statements. Specific risks applicable to such forward-looking statements include risk associated with the failure to conclude any proposed agreement and/or changing conditions in the marketplace. Other risks and uncertainties associated with the business of Atmel Corporation may be reviewed in Atmel Corporation's Annual Report on Form 10-K filed on March 23, 1999, as amended on Form 10-K/A filed on July 21, 1999 for the fiscal year ended December 31, 1998. Those documents are publicly on file with the U.S. Securities and Exchange Commission.

        ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS

        (a)  Not applicable

        (b)  Not applicable

        (c)  Exhibits

        Exhibit 99.1 Press Release of Atmel Corporation, dated January 20, 2000.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ATMEL CORPORATION

Date: January 20, 2000

                                      /s/ DONALD COLVIN
                                      ------------------------------------------
                                      Donald Colvin
                                      Vice-President and Chief Financial Officer


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                                  EXHIBIT INDEX

   EXHIBIT                     DOCUMENT DESCRIPTION
   NUMBER                      --------------------
   -------
    99.1    Press Release of Atmel Corporation, dated January 20, 2000.